                                                                   EXHIBIT 10.11


                                 SITE AGREEMENT

SITE NAME         HUB D                        SITE I.D.
         ----------------------------------------------------------

SITE ADDRESS        LOT 1, STRATHMORE DRIVE, STONEBRIDGE
            -------------------------------------------------------
COMMERCIAL PLAT-1, LYING IN THE SE 1/4 OF SECTION 34,
-------------------------------------------------------------------
T16N, R18E, MONTGOMERY COUNTY, AL.
-------------------------------------------------------------------

           1. PREMISES AND USE. Owner leases to Montgomery Cablevision and Entertainment, Inc. ("Cablevision"), the site ("Site") described below:

[Check appropriate box(es)]

/X/ Real property consisting of approximately 400 square feet of land;
/ / Building interior space consisting of approximately _____ square feet; / / Building exterior space for attachment of antennas;
/ / Building exterior space for placement of base station equipment;
/ / Tower antenna space;
/ / Space required for cable runs to connect equipment and antennas, in the location(s) ("Site") shown on Exhibit A;

together with a non-exclusive easement for reasonable access thereto and to the appropriate, in the discretion of Cablevision, source of electric, gas and telephone facilities. (Without limiting the forgoing, and if provided for by exhibit to this agreement, the Owner also provides a non-exclusive easement for access and connection to Owner's emergency power generator at the Site to be used by Cablevision in the case of a power outage.)

   Cablevision is leasing the property for the purpose of installing, removing, replacing, maintaining and operating, at its expense, a fiber optics cable system facility, or other signal transmission device or technology, including, without limitation, related antenna equipment and fixtures, underground or aerial cables, pole placements or attachments. Owner represents that the proposed use of this Site by Cablevision will not violate any exclusive or other agreement which Owner may have given or to which Owner is a party.

   2. TERM. The term of this Agreement (the "Initial Term") shall commence on the date Cablevision signs this Agreement, or if Cablevision signs first, the date Owner signs this Agreement. The Initial Term shall be the period of time from that date to the 5th anniversary of the Rent Start Date. This Agreement will be automatically renewed for three additional terms (each a "Renewal Term") of five years each commencing on each five year anniversary of the Rent Start Date, unless Cablevision provides Owner notice of intention not to renew not less than 90 days prior to the expiration of the Initial Term or any Renewal Term.

   3. RENT. Rent will commence on the Rent Start Date. Rent will be paid annually in advance beginning on the Rent Start Date and on each anniversary of it. The Rent Start Date shall be the earlier of (a) the date which is thirty
(30) days after the issuance of a building permit for installation of the facilities, or (b) the first day of the month following commencement of physical preparation of the Site. The annual rent will be $3,600.00. The annual rent for each Renewal Term will be the annual rent in effect for the final year of the Initial Term or prior Renewal Term, as the case may be, increased by ten percent (10%). Cablevision will also provide expanded basic cable service, whenever premises becomes a serviceable address, to current tenant of Owner on a commercial account for so long as said tenant remains in possession. Owner shall pay John W. Stowers, Jr., a 10% commission per month during the term of the lease, inclusive of renewals and extensions.

   4. TITLE AND QUIET POSSESSION. Owner represents and agrees (a) that it is the Owner of the Site; (b) that it has the right to enter into this Agreement; (c) that the person signing this Agreement has the authority to sign; (d) that Cablevision is entitled to access to the Site at all times and to the quiet possession of the Site throughout the Initial Term and each Renewal Term so long as Cablevision is not in default beyond the expiration of any cure period; and
(e) that Owner shall not have, or allow others to have, unsupervised access to the Site or to the equipment.

   5. ASSIGNMENT/SUBLETTING. Cablevision will not assign or transfer this Agreement without the prior written consent of Owner, which consent will not be unreasonably withheld, delayed or conditioned; provided, however, Cablevision may assign without Owner's prior written consent to: (1) any party controlling, controlled by or under common control with Cablevision; or (2) any party which acquires rights to Cablevision's FCC operating licenses or franchises or substantially all of the assets of Cablevision; or (3) a financial institution for purposes of securing indebtedness related to Cablevision's communications system. Cablevision may sublet the Site but shall remain fully liable to Owner under this Agreement.

   6. NOTICES. All notices must be in writing and are effective when deposited in the U.S. mail, certified and postage prepaid, or when sent via overnight delivery, to the address set forth below, or as otherwise provided by law.

   7. IMPROVEMENTS. Cablevision may, at its expense, make such improvements on the Site as it deems necessary from time to time for the operation of a node site for its fiber optic cable system. Owner agrees to cooperate with Cablevision with respect to obtaining any required easements, variances, zoning approvals and other authorizations for the Site and such improvements. Upon termination or expiration of this Agreement, Cablevision will remove all improvements to the property on the surface and down to three feet below the surface, except for ordinary wear and tear. Upon request, Owner will waive or otherwise subordinate any lien rights it might have in order to facilitate Cablevision's financing of the said improvements and will execute such documents as may be reasonably necessary so to do.

   8. COMPLIANCE WITH LAWS. Owner represents that Owner's property (including the Site), and all improvements located thereon, are in substantial compliance with building, life/safety, disability and other laws, codes and regulations of applicable governmental authorities. Cablevision will substantially comply with all applicable laws relating to its possession and use of the Site.

   9. INTERFERENCE. Cablevision will resolve technical interference problems with other equipment located at the Site on the commencement of this Agreement or any equipment that becomes attached to the Site at any future date when Cablevision desires to add additional equipment to the Site. Likewise, Owner will not permit the installation of any future equipment, upgrades or enhancements by others which results in technical interference problems with Cablevision's then existing equipment.

   10. UTILITIES. Owner represents that utilities adequate for Cablevision's use of the Site are available. Cablevision will pay for all utilities used by it at the Site. Owner will cooperate with Cablevision in Cablevision's efforts to obtain utilities for the Site.

   11. TERMINATION. Cablevision may terminate this Agreement at any time by notice to Owner without further liability, if Cablevision does not obtain all permits or other approvals (collectively, "approval") required from any governmental authority or any easements required from any third party to operate its system, or if any such approval is canceled, expires or is withdrawn or terminated, or if Owner fails to have proper ownership of, or appropriately clear title to the Site or authority to enter in this Agreement. Owner will cooperate with Cablevision in obtaining any necessary approval. Upon termination, all prepaid rent shall be retained by Owner, however Cablevision will be relieved of all other obligations under the lease.

   12. DEFAULT. If either party is in default under this Agreement for a period of (a) ten (10) days following receipt of notice from the non-defaulting party with respect to a default which may be cured solely by the payment of money, or
(b) thirty (30) days following receipt of notice from the non-defaulting party with respect to a default which may not be cured solely by the payment of money, then, in either event, the non-defaulting party may pursue any remedies available to it against the defaulting party under applicable law, including, but not limited to, the right to terminate this Agreement. If the non-monetary default may not reasonably be cured within a thirty (30) day period, this Agreement may not be terminated if the defaulting party commences action to cure the default within such thirty (30) day period and proceeds with due diligence to fully cure the default.

   13. INDEMNITY. Owner and Cablevision each indemnifies the other against and holds the other harmless from any and all costs (including reasonable attorneys fees) and claims of liability or loss which arise out of the use and/or occupancy of the Site by the indemnifying party. This indemnity does not apply to any claims arising from the sole negligence or intentional misconduct of the Indemnified party.

   14. HAZARDOUS SUBSTANCES. Owner represents that it has no knowledge of any substance, chemical or waste (collectively, "substance") on the Site that is identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation. Cablevision shall not introduce or use any such substances on the Site in violation of any applicable law.

   15. MISCELLANEOUS. (a) This Agreement applies to and binds the heirs, successors, executors, administrators and assigns of the parties to this Agreement; (b) This Agreement is governed by the laws of the State in which the Site is located; (c) Owner agrees promptly to execute and deliver to Cablevision a recordable Memorandum of this Agreement in the form of Exhibit B; (d) This Agreement (including the Exhibits) constitutes the entire Agreement between the parties and supersedes all prior written and verbal agreements, representations, promises or understandings between the parties. Any amendments to this Agreement must be in writing and executed by both parties; (e) If any provision of this Agreement is invalid or unenforceable with respect to any party, the remainder of this Agreement or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, will not be affected and each provision of this Agreement will be valid and enforceable to the fullest extent permitted by law; and (f) The prevailing party in any action or proceeding in court or mutually agreed upon arbitration proceeding to enforce the terms of this Agreement is entitled to receive its reasonable attorneys' fees and other reasonable enforcement costs and expenses from the non-prevailing party.

             The following Exhibits are attached to and made a part of this
Agreement: Exhibit A, B, & C.

OWNER:    JOHN WALTER STOWERS
      ---------------------------------------------------

By: /s/ John Walter Stowers
   ------------------------------------------------------
Its: Owner
    -----------------------------------------------------
S.S./Tax No.: ###-##-####
             --------------------------------------------
Address: P.O. Box 2449  Mtg. AL  36102
        -------------------------------------------------
Date: 11/19/96
     ----------------------------------------------------

MONTGOMERY CABLEVISION AND ENTERTAINMENT, INC.

By: /s/ Felix L. Boccucci, Jr.
   ------------------------------------------------------
Its: Chief Financial Officer
    -----------------------------------------------------
Address: 1450 Ann Street, Montgomery, AL  36106.

Witness: /s/ Taylor E. Nipper
        -------------------------------------------------
Witness: /s/ [ILLEGIBLE SIGNATURE]
        -------------------------------------------------

THIS DOCUMENT PREPARED BY: MARK D. WILKERSON, BRANTLEY & WILKERSON, P.C., P.O. BOX 830, MONTGOMERY, AL. 36101-0830, (334) 265-1500.

THE STATE OF ALABAMA      )
                          )
___________ COUNTY        )

           I, SYBIL HAUGHERY, a AT LARGE in and for said County in said State, hereby certify that FELIX BOCCUCCI, JR., whose name as Chief Fin Officer of Montgomery Cablevision and Entertainment, Inc., an Alabama Corporation, is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Corporation.

           Given under my hand this the 25th day of October, 1996.

(AFFIX NOTARIAL SEAL)                              /s/ Sybil Haughery
                                                   -----------------------------
                                                   NOTARY PUBLIC

My Commission Expires:

My Commission Expires Jan. 4, 1997
----------------------------------



Alabama...Cablevision

THE STATE OF AL                )
             -------------     )
Montgomery COUNTY              )
----------

           I, John W. Stowers, Jr., a notary hereby certify that John Stowers Sr., whose name is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he executed the same voluntarily on the day the same bears date. Given under my hand this 19 day of Nov, A.D. 1996.

(AFFIX NOTARIAL SEAL)                              /s/ John W. Stowers Jr.
                                                   -----------------------------
                                                   NOTARY PUBLIC

My Commission Expires:

         11/97
----------------------------



Alabama...Use if Owner is Individual

                                    EXHIBIT A

Site Name:  HUB D                 Site Agreement             Site I.D.:________.
                                  Site Description

Site situated in the City of:    Montgomery     County of:   Montgomery
                              -----------------            ---------------
State of:  Alabama
          -----------
commonly described as:

            Lot 1, Strathmore Drive, as shown in Stonebridge Commercial Plat-1, lying in the SE 1/4 of the Section 34, T16N, R18E, Montgomery County, AL





Sketch of Site:






Owners Initials  /s/ JWS
                ------------------
Cablevision's Initials /s/ FLB
                       -----------


Note: Owner and Cablevision may, at Cablevision's option, replace this Exhibit with an exhibit setting forth the legal description of the property on which the Site is located and/or an as-built drawing depicting the Site.

This instrument prepared by:

Mark D. Wilkerson, Esq.
Brantley & Wilkerson, P.C.
405 South Hull Street
Post Office Box 830
Montgomery, AL  36101-0830
(334) 265-1500

PLEASE RETURN THIS INSTRUMENT TO THE ABOVE ADDRESS


  Do not write above this line - this space reserved for recording purposes

--------------------------------------------------------------------------------
                                    EXHIBIT B

Site Name: HUB D                                              Site I.D.:_______.

                                 SITE AGREEMENT
                  SHORT FORM LEASE AND MEMORANDUM OF AGREEMENT

This memorandum evidences that a lease was made and entered into by written Site Agreement dated 11/19, 1996, between John Walter Stowers ("Owner"), whose address is P.O. Box 2449 Mtg. AL 36102 and Montgomery Cablevision and Entertainment, Inc. ("Cablevision"), whose address is 1450 Ann Street, Montgomery, AL 36106, the terms and conditions of which are incorporated herein by reference.

Such Agreement provides in part that Owner leases to Cablevision a certain site located at Lot 1, Strathmore Drive in Stonebridge Commercial Plat-1, City of Montgomery, County of Montgomery, State of Alabama within the property of Owner which is described in Exhibit "A" attached hereto, with grant of easement for unrestricted rights of access thereto and to electric and telephone facilities for a term of five (5) years commencing on 11/19, 1996, which term is subject to three (3) additional five (5) year periods by Cablevision.

Not later than thirty (30) days following the cancellation, termination or expiration of the Agreement, Cablevision will make, execute and deliver to owner an instrument, in form, releasing this memorandum of Site Agreement.

IN WITNESS WHEREOF, the parties have executed the Memorandum as of the day and year first above written. Signed, sealed and delivered in the presence of:

OWNER:    John Walter Stowers
      ------------------------------
By: /s/ John Walter Stowers
      ------------------------------
Its: Owner
    --------------------------------
S.S./Tax No.: ###-##-####
             -----------------------
Address: P.O. Box 2449
        ----------------------------
         Montgomery, AL  36102
        ----------------------------
Date: 11/19/96
     -------------------------------

MONTGOMERY CABLEVISION AND ENTERTAINMENT, INC.

By: /s/ Felix L. Boccucci Jr.
   ---------------------------------
Its: Chief Financial Officer
    --------------------------------
Address: 1450 Ann Street
         Montgomery, AL  36106.

                                    EXHIBIT C

Site Name: HUB D                 SITE AGREEMENT                 Site I.D.:_____.
          ------------
                        SUBORDINATION AND NON-DISTURBANCE

The foregoing Agreement is subordinate to any mortgage or deed of trust now of record against the Site. However, promptly after the Agreement is fully executed, Owner will request the holder of any such mortgage or deed of trust to execute a non-disturbance agreement, and Owner will cooperate with Montgomery Cablevision and Entertainment, Inc., ("Montgomery Cablevision"), its successor and assigns, toward such end to the extent that such cooperation does not cause Owner additional financial liability or administrative expense.

THE OBTAINING OF A NON-DISTURBANCE AGREEMENT IS A MATERIAL INDUCEMENT TO MONTGOMERY CABLEVISION MAKING, EXECUTING AND DELIVERING THIS AGREEMENT. CONSEQUENTLY, IF OWNER IS UNABLE TO OBTAIN FROM THE HOLDER OF ANY SUCH MORTGAGE OR DEED OF TRUST A NON-DISTURBANCE AGREEMENT ON OR BEFORE THE EARLIER OF (i) 90 DAYS AFTER OWNER EXECUTES THIS AGREEMENT OR (ii) THE ISSUANCE OF THE BUILDING PERMIT FOR INSTALLATION OF THE CABLE OR (iii) UNLESS OTHERWISE SPECIFIED IN WRITING BY MONTGOMERY CABLEVISION, MONTGOMERY CABLEVISION MAY TERMINATE THIS AGREEMENT BY NOTICE TO OWNER WITHOUT FURTHER LIABILITY.

Owners Initials /s/ JWS
               -------------
Cablevision's Initials /s/ FLB
                      -------------

Addendum to lease agreement, between John Walter Stowers, Leassor, and Montgomery CableVision & Entertainment, Inc. Leasee, made on the 19th day of November, 1996, for property located at Lot 1, Strathmore Drive, Stonebridge Commercial Plat-1, lying in the SE 1/4 of Section 34, T16N, R18E, Montgomery County, Al.

A 10 foot utility easement shall hereby be granted by leassor to leasee along property lines as noted on Lucido & Oliver plat referencing above described property.

By: /s/ John Walter Stowers
   ---------------------------------------------
Its: Owner
    --------------------------------------------

------------------------------------------------
Date: 11/19/96
     -------------------------------------------

MONTGOMERY CABLEVISION and ENTERTAINMENT, INC.

By: /s/ Felix L. Boccucci Jr.
   ---------------------------------------------
Its: CFO
    --------------------------------------------
Address: 1450 Ann Street, Montgomery, Al.  36106
        ----------------------------------------

Witness: /s/ [ILLEGIBLE SIGNATURE]
        ----------------------------------------

Witness: /s/
        ----------------------------------------

Notary Public:
              ----------------------------------